Exhibit 10.1

Portions of this Exhibit have been omitted based upon a request for confidential treatment. This Exhibit, including the non-public information, has been filed separately with the U.S. Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the U.S. Securities and Exchange Commission.

AMENDMENT NO 2 TO
PURCHASE AND SUPPLY AGREEMENT DPC6709

This AMENDMENT NO 2 TO PURCHASE AND SUPPLY AGREEMENT DPC6709
(“Amendment No 2”) dated and effective as of this 14th day of February, 2011 is by and between ROLLS-ROYCE plc whose registered office is at 65 Buckingham Gate, London, SW1E 6AT, England (hereafter referred to as “R-Rplc”), ROLLS-ROYCE DEUTSCHLAND LTD & Co  KG whose registered office is at Eschenweg 11, D-15827 Blankenfelde-Mahlow, Germany (hereafter referred to as “R-RD”), ROLLS-ROYCE CANADA LIMITED whose registered office is at 9500 Cote-de-Liesse, Lachine, Quebec, H8T1A2, Canada (hereafter referred to as "R-RCAN"), ROLLS-ROYCE CORPORATION whose registered office is at PO Box 420, 2001 South Tibbs Avenue, Indianapolis, Indiana 46206-0420, USA (hereafter referred to as “R-RC”) (“R-R” collectively or singularly as the case may be) and TITANIUM METALS CORPORATION whose registered office is at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240, USA, on behalf of itself and its named subsidiaries herein, TIMET UK Limited whose registered office is at PO Box 704, Holford Way, Witton, Birmingham, B6 7UR, England and TIMET Savoie, S.A. whose registered office is at 62 avenue Paul Girod, 73400 Ugine, France (hereafter referred to as “TIMET” or the “Vendor” collectively or singularly as the case may be).

R-R and TIMET are referred to in this Agreement individually as a “Party” and together as the “Parties.”

RECITALS

A.
R-R and TIMET have executed an Agreement for Purchase and Supply of Titanium effective as of January 1, 2007 (the “LTA”). Certain capitalized terms used in this Amendment No 2 but not defined herein shall have the meanings ascribed to them in the LTA.

B.	R-R and TIMET wish to amend the LTA by the terms of this Amendment No 2.

C.
Included in this Amendment No 2 is provision to remove the * that was due to take effect on 1 January 2010, in consideration of this TIMET has requested Rolls-Royce to make further commitments to TIMET with respect to * and the Parties have agreed to an amendment to the Capability Acquisition Agreement reference 7440 (“CAA””) to record such commitment.

D.	Upon execution by both Parties of this Amendment No 2, the LTA is amended as set out below and, thereafter, the term “LTA” means the LTA as so amended.

NOW, THEREFORE, the Parties agree that the LTA is amended as follows:

AMENDMENTS

1.	LTA

Section 2.1 - the words “the 10 (ten) year period commencing 1 January 2007 and ceasing on 31 December 2016” are deleted and replaced by the words “the 14 (Fourteen) year period commencing on 1st January 2007 and ceasing on 31st December 2020”

Section 2.2.1 – the words “year *” in the second to last line are deleted and replaced with the words “year *”

Section 2.2.2 – The words “The Maximum Volume for the remainder of the LTA Term, commencing 1st January 2012 and ceasing on 31 December 2016 shall be * metric tons” are deleted and replace with the words.  “Commencing 1st January 2012 through 31st December 2020 the Maximum Volume under the LTA shall be * metric tons, except that the Maximum Volume may be * metric tons commencing 1st January 2016, provided that (i) R-R has given * to Vendor, (ii) no raw material shortages exist and (iii) R-R’s quarterly forecasting system (“SORB”) is reasonably reliable and accurate.”

Section 2.2.2.1 is deleted in its entirety.

Section 2.2.3 – sub paragraphs 2.2.3.1 (iii) and (iv) are deleted in their entirety and replaced with new sub paragraphs (iii) and (iv) as follows:-

(iii)	* required for AE3007 solid fan blade engine programme over a three year period commencing on 1st January 2007 and ceasing on 31st December 2009.

(iv)	XWB outlet guide vane (‘OGV’) titanium material

Section 2.2.3.2 – the words “Excluding *” are added to the beginning of this section and the words “at least *” in line 1 are deleted and replaced with the words” at least *”.

Section 2.2.3.3 – the words “At least *” are deleted and replaced with the words “At least *.

Section 2.2.6 - the words “and the Billet Maximum Volume” are deleted from line 6

Section 2.2.6.1 – the words “and Billet Maximum Volume” are deleted from lines 3 and 4.

Section 2.2.6.3 – the words “or the Billet Maximum Volume” are deleted from line 3.

Section 2.2.6.4 – the words from and including “If R-R is purchasing billet Materials equal to the Billet Maximum Volume” in line 6 and 7 to the end of the section are deleted.

Section 2.3.1 – the words “Billet Maximum Volume” are deleted from line 1 and 2.

Section 3.4 – the words “and 2009” in line 2 are deleted and replaced with the words “,2009 and 2010” and the words “From 1st January 2010 “ in line 3 are deleted and replaced with the words “1st January 2011”  :

Section 3.4.1 is deleted in its entirety and replaced with the following new section 3.4.1:-

“3.4.1
For the Base Price over a five year period commencing 1st January 2011 and ending 31st December 2015 if the Formula as set out in Attachment 4 hereto determines an adjustment to the then Base Price, then the Price Payable for the Materials shall be adjusted (upward or downward) for the initial +/- (plus or minus) * increase or decrease per year. The Price Payable will not be adjusted for the subsequent +/- (plus or minus) * increase or decrease per year as determined by the Formula.  Thereafter, any resultant changes in excess of +/- (plus or minus) * will be shared between the Parties on an * and the Price Payable for the Materials will be adjusted accordingly.

Section 3.4.2 is deleted in its entirety and replaced with the following new section 3.4.2:-

“3.4.2
For the Base Price over a five year period commencing 1st January 2016 and ending 31st December 2020 (being the due date for expiry of this LTA) if the formula as set out in Attachment 4 hereto determines an adjustment to the then Base Price, the Price Payable for the Materials shall be adjusted as set forth in such Attachment 4.”

The paragraph below section 3.4.2 beginning with the words “Notwithstanding any provisions to the contrary….” and ending with the words “shall be the price that applies at the time the delivery is made.” remains unchanged.

 Section 3.7 –the words “including without limitation, the sharing of yield information, manufacturing data and capital investment data” are added after the words “by a transparent costing methodology” in line 5.

Section 3.8 – the words “calendar years 2011-2016” are deleted and replaced with the words “calendar years 2011-2020 in line 16.

Section 3.9 – is deleted in its entirety and is replaced by new Section 3.9 as follows:-

“3.9	R-R will supply the * required to produce all of the volumes for:

1.
Billet Material identified by specification * ordered during the term of this LTA (“*”) (The ratio required for the supply of * for each pound of * Billet purchased by R-R and the Supply Chain, taken together, is different for facilities in the U.S. and the U.K. and is set forth for each of the U.S. and U.K. facilities in Attachment 8.); and

2.
* Material ordered during the term of this LTA (The ratio required for the supply of * for each pound of * Material purchased by R-R and the supply chain is set forth in attachment 8.).

From calendar years 2007-2011, the Vendor will pay R-R USD *. for * (shipping terms are DDU (Vendor’s plant) INCOTERMS 2000).  For calendar years 2012 and each year thereafter, the price for * shall be adjusted effective 1st January of each year by applying the formula of Clause 3.4.3 applicable for such Material in such year.

Section 3.9.1 - the words “and *” are added after the words * Billet” in line 1 and line 6.

Section 3.9.2.1 – the words “and * Material” are added after the words “* Billet Material” in line 12.

Section 3.9.2.1 (ii) – the words “and * Material” are added after the words “* Billet Material” in line 3.

Section 3.9.2.1 (iii) – the words “billet Material” are deleted and replaced with the words “* Billet Material and * Material” in line 4.

Section 4.1.2 – the words “or by such other time as mutually agreed by the Parties” are added after the words “by 31 December 2007” in lines 12 and 13 and the words “or by such other time as mutually agreed by the Parties” are added after the words “by 31 December 2008 in line 14.

Section 4.1.5 is deleted in its entirety and replaced with the following new Section 4.1.5:

“4.1.5
Title to all * Materials and all * Materials shall remain with Vendor until title passes to R-R in accordance with Clause 3 of the GCP.  Vendor shall bear risk of loss in all * Materials until risk of loss passes to R-R in accordance with Clause 3 of the GCP.”

New Section 4.4 is added as follows:

“4.4
R-R acknowledges and agrees that it will use its best efforts to work with * to bring * specification metal within the scope of this Agreement and to ensure that TIMET receives its full titanium supply volume for such Supply Chain.  R-R further agrees to use its best efforts to work with TIMET, * and other partners as appropriate to * under this Agreement.”

2.	ATTACHMENTS

Attachments 1, 2a, 2b, 3, 4, 5, 6, 7, 8 and 9 to LTA are deleted in their entirety and replaced with the new Attachments 1, 2a, 2b, 3, 4, 5, 6, 7, 8 and 9 attached to this Amendment No 2.

3.	CAPABILITY ACQUISITION AMENDMENT

The Parties recognize that TIMET has requested R-Rplc to make further commitments to TIMET with respect to * and the Parties have agreed to an amendment to the CAA to record such commitment and such further commitments are made in consideration of the removal of the * that was due to take effect on 1 January 2010, the Parties therefore agree that should R-Rplc terminate the CAA under its section 8, only then as part of the orderly wind down contemplated in that section, the Parties will enter good faith negotiations with respect to the * being added to the material prices for future deliveries only up to 31 December 2016.   If R-Rplc so terminates after 1 January 2017, then such negotiations and * will not be applicable.

4.	RENUMBERING OF CROSS REFERENCES TO AMENDED SECTIONS.

To the extent any sections of  the LTA are renumbered upon the effectiveness of this Amendment No 2 , all cross-references to such renumbered sections contained in any part of the LTA shall be deemed to be revised, as appropriate, to refer to the renumbered section.

5.	CONTINUING EFFECTIVENESS OF MASTER AGREEMENT.

Except as expressly amended by this Amendment No 2, the LTA shall remain in full force and effect.

6.	COUNTERPARTS.

This Amendment No 2 may be executed in multiple, identical counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

Amendment No 2 to Purchase and Supply Agreement DPC6709

IN WITNESS WHEREOF, this Amendment No 2 to the LTA is executed by an authorized representative of each Party to be effective as of the date on page 1.

Rolls-Royce plc

/s/ Gustav Greyling
••••••••••••••••••••••••••••••••••
(Signature)

Gustav Greyling
••••••••••••••••••••••••••••••••••
(Print Name)

EVP—Strategic Purchasing
••••••••••••••••••••••••••••••••••
(Position)

Rolls-Royce Deutschland Ltd & Co KG	Rolls-Royce Deutschland Ltd & Co KG

/s/ Gustav Greyling •••••••••••••••••••••••••••••••••• (Signature)	/s/ Robert Anthony •••••••••••••••••••••••••••••••••• (Signature)

Gustav Greyling •••••••••••••••••••••••••••••••••• (Print Name)	Robert Anthony •••••••••••••••••••••••••••••••••• (Print Name)

EVP – Strategic Purchasing •••••••••••••••••••••••••••••••••• (Position)	RPE -- Germany •••••••••••••••••••••••••••••••••• (Position)

Rolls-Royce Corporation	Rolls-Royce Corporation

/s/ Beverly J. Gaskin •••••••••••••••••••••••••••••••••• (Signature)	/s/ Angela M. McDonald •••••••••••••••••••••••••••••••••• (Signature)

Beverly J. Gaskin •••••••••••••••••••••••••••••••••• (Print Name)	Angela M. McDonald •••••••••••••••••••••••••••••••••• (Print Name)

EVP – RRNA Supply Management •••••••••••••••••••••••••••••••••• (Position)	Legal Counsel •••••••••••••••••••••••••••••••••• (Position)

Rolls-Royce Canada Ltd	Rolls-Royce Canada Ltd

/s/ Georges Khalaf •••••••••••••••••••••••••••••••••• (Signature)	/s/ Daniel Majeau •••••••••••••••••••••••••••••••••• (Signature)

Georges Khalaf •••••••••••••••••••••••••••••••••• (Print Name)	Daniel Majeau •••••••••••••••••••••••••••••••••• (Print Name)

Head of Commercial Rolls-Royce •••••••••••••••••••••••••••••••••• (Position)	Legal Counsel and Corporate Secretary •••••••••••••••••••••••••••••••••• (Position)

Titanium Metals Corporation	Timet UK Limited

/s/ Bobby D. O’Brien •••••••••••••••••••••••••••••••••• (Signature)	/s/ Ian Hodges •••••••••••••••••••••••••••••••••• (Signature)

Bobby D. O’Brien •••••••••••••••••••••••••••••••••• (Print Name)	Ian Hodges •••••••••••••••••••••••••••••••••• (Print Name)

President and Chief Executive Officer •••••••••••••••••••••••••••••••••• (Position)	Managing Director •••••••••••••••••••••••••••••••••• (Position)

TIMET Savoie, S.A.

/s/ Jean Marc Frisch •••••••••••••••••••••••••••••••••• (Signature)

Jean Marc Frisch •••••••••••••••••••••••••••••••••• (Print Name)

President and General Manager ••••••••••••••••••••••••••••••••••

Attachment 1 To Agreement Ref: DPC6709

Materials to be supplied & Purchased

Materials	Specification	Materials	Specification

*	AMS 4914	*	MSRR 8649

*	MSRR 8602	*	MSRR 8652

*	MSRR 8603	*	MSRR 8652

*	MSRR 8605	*	MSRR 8657

*	MSRR 8607	*	MSRR 8660

*	MSRR 8610	*	MSRR 8663

*	MSRR 8611	*	MSRR 8665

*	MSRR 8612	*	MSRR 8669

*	MSRR 8613	*	MSRR 8672

*	MSRR 8614	*	MSRR 8679

*	MSRR 8616	*	MSRR 8684

*	MSRR 8624	*	MSRR 8689

*	MSRR 8625	*	MSRR 8693

*	MSRR 8626	*	AMS 4928

*	MSRR 8633	*	AMS 4928

*	MSRR 8634	*	AMS 4976

*	MSRR 8636	*	EMS 59501

*	MSRR 8638	*	EMS 59502

*	MSRR 8647	*	EMS 59503

*	MSRR 8648	*	EMS 59504

Attachment 2A To Agreement Ref: DPC6709

Members of the Supply Chain

R-R Supply Chain Member	Product	Alloy

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR and 6" AMS 4928 Billet

*	All	EMS and MSRR and 6" AMS 4976 Billet

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR and 3" AMS 4928 Bar *

*	All	EMS and MSRR and 6" AMS 4976 Billet

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR

*	All	EMS and MSRR
This list is not exhaustive and other R-R vendors may be added by mutual agreement to both Parties for the duration of the LTA.

*

Attachment 2B To Agreement Ref: DPC6709

*

R-R Supply Chain Member	Product	Alloy
*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

*	*	MSRR 6-4 and CP

This list is not exhaustive and other R-R vendors and specifications may be added by mutual agreement by both Parties for the duration of the LTA

DFX Cost Saving Breakdown

*
Saving $/Pc
*	*

*	*

*	*

*	*

*
GRAND TOTAL ACHIEVABLE SAVINGS

*	Saving $/Pc
*	*

*	*

*	*

GRAND TOTAL ACHIEVABLE SAVINGS	*

*	Saving $/Pc
*	*
*
*	*
*
*

GRAND TOTAL ACHIEVABLE SAVINGS	*

Attachment 3 To Agreement Ref: DPC6709
ROLLS-ROYCE / TIMET
Timet Direct Supply Materials to Rolls Royce for XWB Ex Works Swansea UK
		Current	Base	Full DFX	Full DFX with Chip
Fan Blade Plates	Part Number	$ / Unit	$ / Unit	$ / Unit	$ / Unit
*	*	*	*
*	TBA			*	*

OGV PLATE	Part Number	$ / Unit	$ / Unit	$ / Unit
*	*	*	*
*	TBA			*

Membrane	Part Number	$ / Unit	$ / Unit	$ / Unit
*	*	*	*
*	TBA			*

TIMET shall offer R-R the base pricing set forth above to R-R by December 31, 2011 upon completion of the approval for the use of an *

TIMET shall offer R-R the * to R-R by * and R-R shall supply TIMET *, based on the agreed upon the agreed to initiatives and timescales (the "Project Plan").
If the Project Plan savings are not achieved then * shall not be offered. However, if the Project Plan savings are not achieved or are delayed beyond December 2012 solely due to TIMET’s fault, then R-R shall be offered * commencing no later than *. If the Project Plan savings are not achieved or are delayed beyond * due to R-R's fault, then the * deadline for R-R to receive the * shall be extended until such time as the Project plan savings are achieved, if at all.

Attachment 3 To Agreement Ref: DPC6709
ROLLS-ROYCE / TIMET
Timet Direct Supply Materials to Rolls Royce Ex Works Swansea UK
		2010	2011
Fan Blade Plates	Number	$ / Unit	$ / Unit
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

		2010	2011
OGV PLATE	Part Number	£ / Unit	£ / Unit
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

		2010	2011
Membrane	Part Number	$ / Unit	$ / Unit
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

		2010	2011
230 Sheet MSRR8603	Part Number	£ / Unit	£ / Unit
*	*	*	*
*	*	*	*
*	*	*	*

		2010	2011
15-3-3-3 Sheet AMS4914	Part Number	£ / Unit	£ / Unit
*	*	*	*
*	*	*	*

Attachment 3 To Agreement Ref: DPC6709
ROLLS-ROYCE / TIMET				PRICE LIST For 2009 and 2010 Deliveries
Bar : Hot Rolled & Centreless Ground

This is a NETT Price List			Prices in £ / kg

Size	CP	230	6-4 SQ	6-4 RQ	6-4 RQ	6-4 DQ	550	679 DQ	685 DQ	6-2-4-2 DQ	829 DQ

	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR
	8607	8602	8614	8610	8624	8636	8626	8612	8611	8693	8648
		8605	8652								8649

8mm - 9.9mm	*	*	*	*	*	*
10mm - 12.7mm	*	*	*	*	*	*
12.8mm - 19mm	*	*	*	*	*	*		*			*
19.1mm - 24.9mm	*	*	*	*	*	*		*			*
25mm - 34.9mm	*	*	*	*	*	*	*	*	*	*	*
35mm - 49.9mm	*	*	*	*	*	*	*	*	*		*
50mm - 69.9mm	*	*	*	*	*	*	*	*	*		*
70mm - 100mm	*	*	*	*	*	*	*	*	*		*

Bar Extras: Heat Treatment
Annealing										*	per kg

Solution Heat Treatment										*	per kg

Ageing										*	per kg

Bar Extras: Small Quantities
Base of 2000kg										Nil

1000 to 1999kg										*	per kg

500 to 999kg										*	per kg

100 to 499kg										*	per kg

50 to 99kg										*	per kg

up to 50kg

Bar Extras: Cutting Charges
Length
				Up to 100MM			101 - 600MM			601 - 1250MM
Exact Length	All Diameters			*	per kg		*	per kg		*	per kg
Multiple Length							*	per kg		*	per kg

Attachment 3 To Agreement Ref: DPC6709
ROLLS-ROYCE / TIMET				PRICE LIST For 2011 Deliveries
Bar : Hot Rolled & Centreless Ground

This is a NETT Price List			Prices in £ / kg

Size	CP	230	6-4 SQ	6-4 RQ	6-4 RQ	6-4 DQ	550	679 DQ	685 DQ	6-2-4-2 DQ	829 DQ

	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR
	8607	8602	8614	8610	8624	8636	8626	8612	8611	8693	8648
		8605	8652								8649

8mm - 9.9mm	*	*	*	*	*	*
10mm - 12.7mm	*	*	*	*	*	*
12.8mm - 19mm	*	*	*	*	*	*		*			*
19.1mm - 24.9mm	*	*	*	*	*	*		*			*
25mm - 34.9mm	*	*	*	*	*	*	*	*	*	*	*
35mm - 49.9mm	*	*	*	*	*	*	*	*	*		*
50mm - 69.9mm	*	*	*	*	*	*	*	*	*		*
70mm - 100mm	*	*	*	*	*	*	*	*	*		*

Bar Extras: Heat Treatment
Annealing										*	per kg

Solution Heat Treatment										*	per kg

Ageing										*	per kg

Bar Extras: Small Quantities
Base of 2000kg										Nil

1000 to 1999kg										*	per kg

500 to 999kg										*	per kg

100 to 499kg										*	per kg

50 to 99kg										*	per kg

up to 50kg										*

Bar Extras: Cutting Charges
Length
				Up to 100MM			101 - 600MM			601 - 1250MM
Exact Length	All Diameters			*	per kg		*	per kg		*	per kg
Multiple Length							*	per kg		*	per kg

Attachment 3 To Agreement Ref: DPC6709
ROLLS-ROYCE / TIMET				PRICE LIST For 2009 and 2010 Deliveries
Billet : Forged & Machined Condition

This is a NETT Price List			Prices in £ / kg

Size	CP	230	6-4 SQ	6-4 RQ	6-4 RQ	6-4 DQ	6-4 DQ	550	550	550	6246 DQ	679 DQ	685 DQ	829 DQ	834 DQ
							CHM		DM	TM
	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR
	8607	8602	8614	8610	8624	8638	8636	8626	8634	8663	8684	8613	8665	8647	8679
		8605	8652		8625	8636							8616	8649

110mm to 149mm	*	*	*	*	*	*	*	*	*	*			*	*
150mm to 174mm	*	*	*	*	*	*	*	*	*	*		*	*	*
175mm to 199mm	*	*	*	*	*	*	*	*	*	*			*	*
200mm to 249mm	*	*	*	*	*	*	*	*	*	*	*		*	*
250mm to 299mm	*	*	*	*	*	*	*	*	*	*		*	*	*	*
300mm to 399mm	*	*	*	*	*	*	*	*	*	*	*		*	*	*
400mm to 600mm ("Bingot")	*		*	*

Attachment 3 To Agreement Ref: DPC6709
Billet Extras: Heat Treatment					Billet Extras: Radius Changes
Annealing	*	per kg					Charge Per Billet						Charge Per Billet
Solution Heat Treatment	*	per kg			100MM - 200MM		*			251MM - 300MM			*
Ageing	*	per kg			201MM - 250MM		*			301MM - 399MM			*
										400MM - 600MM			*

Billet Extras: Small Quantities
Base Of 2000KG														Nil
1000 to 1999KG														*	per kg
500 to 999KG														*	per kg
100 to 499KG														*	per kg
50 to 99KG														*	per kg
UP to 50KG														*

Billet Extras: Cutting Charges
Length
	Diameter							Up to 100MM			101 - 600MM			601 - 1250MM
Exact Length	Up to 100mm Diam							*	per kg		*	per kg		*	per kg
	101mm - 200mm							*	per kg		*	per kg		*	per kg
	201mm - 399mm							*	per kg		*	per kg		*	per kg
	400mm - 600mm							*	per kg		*	per kg		*	per kg
Multiple Length	All Diameters										*	per kg		*	per kg

Attachment 3 To Agreement Ref: DPC6709
ROLLS-ROYCE / TIMET				PRICE LIST For 2011 Deliveries
Billet : Forged & Machined Condition

This is a NETT Price List			Prices in £ / kg

Size	CP	230	6-4 SQ	6-4 RQ	6-4 RQ	6-4 DQ	6-4 DQ	550	550	550	6246 DQ	679 DQ	685 DQ	829 DQ	834 DQ
							CHM		DM	TM
	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR
	8607	8602	8614	8610	8624	8638	8636	8626	8634	8663	8684	8613	8665	8647	8679
		8605	8652		8625	8636							8616	8649

110mm to 149mm	*	*	*	*	*	*	*	*	*	*			*	*
150mm to 174mm	*	*	*	*	*	*	*	*	*	*		*	*	*
175mm to 199mm	*	*	*	*	*	*	*	*	*	*			*	*
200mm to 249mm	*	*	*	*	*	*	*	*	*	*	*		*	*
250mm to 299mm	*	*	*	*	*	*	*	*	*	*		*	*	*	*
300mm to 399mm	*	*	*	*	*	*	*	*	*	*	*		*	*	*
400mm to 600mm ("Bingot")	*		*	*

Billet Extras: Heat Treatment					Billet Extras: Radius Changes
Annealing	*	per kg					Charge Per Billet						Charge Per Billet
Solution Heat Treatment	*	per kg			100MM - 200MM		*	*		251MM - 300MM			*	*	*
Ageing	*	per kg			201MM - 250MM		*	*		301MM - 399MM			*	*	*
										400MM - 600MM			*	*	*

Billet Extras: Small Quantities
Base Of 2000KG														Nil
1000 to 1999KG														*	per kg
500 to 999KG														*	per kg
100 to 499KG														*	per kg
50 to 99KG														*	per kg
UP to 50KG														*

Billet Extras: Cutting Charges
Length
	Diameter							Up to 100MM			101 - 600MM			601 - 1250MM
Exact Length	Up to 100mm Diam							*	per kg		*	per kg		*	per kg
	101mm - 200mm							*	per kg		*	per kg		*	per kg
	201mm - 399mm							*	per kg		*	per kg		*	per kg
	400mm - 600mm							*	per kg		*	per kg		*	per kg
Multiple Length	All Diameters										*	per kg		*	per kg

Attachment 3 To Agreement Ref: DPC6709
	2007	2008	2009 2010	2011
	$/lb	$/lb	$/lb	$/lb
TIMETAL®6-4 EMS 59501 and EMS 59503 and AMS 4928 (Rotating Grade)

3.00” diameter	*	*	*	*

5.25” diameter	*	*	*	*

6.00” diameter	*	*	*	*

8.00” diameter	*	*	*	*

TIMETAL®6-4 CHM EMS 59501 and EMS 59503 and AMS 4928 (Rotating Grade)

3.00” diameter	*	*	*	*

5.25” diameter	*	*	*	*

6.00” diameter	*	*	*	*

8.00” diameter	*	*	*	*

TIMETAL®6-2-4-2 EMS 59502 (Rotating Grade)

5.00” diameter	*	*	*	*

6.00” diameter	*	*	*	*

TIMETAL®6-2-4-2 AMS 4976 (Standard Grade)

5.50” diameter	*	*	*	*

8.00” diameter	*	*	*	*

10.00” diameter	*	*	*	*

12.00” diameter	*	*	*	*
Adders for , Quantity , Cutting , Heat Treat , Radius should be applied as per the US MSRR List

Attachment 3 To Agreement Ref: DPC6709
ROLLS-ROYCE / TIMET
Billet : Forged & Machined Condition
For Product Manufactured in the USA Only
$/lb

	2008			2009 and 2010			2011
Size	6-4 SQ	6-4 DQ	6246 DQ	6-4 SQ	6-4 DQ	6246 DQ	6-4 SQ	6-4 DQ	6246 DQ
		CHM			CHM			CHM
	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR	MSRR
	8614	8638	8684	8614	8638	8684	8614	8638	8684
	8652	8636		8652	8636		8652	8636
	AMS4928			AMS4928			AMS4928
110mm to 149mm	*	*		*	*		*	*
150mm to 174mm	*	*		*	*		*	*
175mm to 199mm	*	*		*	*		*	*
200mm to 249mm	*	*	*	*	*	*	*	*	*
250mm to 299mm	*	*		*	*		*	*
300mm to 399mm	*	*	*	*	*	*	*	*	*
400mm to 600mm ("Bingot")	*			*			*

Billet Extras: Heat Treatment		$/lb			Billet Extras: Small Quantities				$/lb
	2008	2009 and 2010	2011				2008	2009 and 2010	2011
Annealing	*	*	*		Base Of 2000KG
Solution Heat Treatment	*	*	*		1000 to 1999KG		*	*	*
Ageing	*	*	*		500 to 999KG		*	*	*
					100 to 499KG		*	*	*
Billet Extras: Radius Changes		$ per Billet			50 to 99KG		*	*	*
	2008	2009 and 2010	2011		UP to 50KG		*
100MM - 200MM	*	*	*
201MM - 250MM	*	*	*
251MM - 300MM	*	*	*
301MM - 399MM	*	*	*
400MM - 600MM	*	*	*

Billet Extras: Cutting Charges			$/lb
	2008			2009 and 2010			2011
Diameter	Up to 100MM	101 - 600MM	601 - 1250MM	Up to 100MM	101 - 600MM	601 - 1250MM	Up to 100MM	101 - 600MM	601 - 1250MM
Up to 100mm Diam	*	*	*	*	*	*	*	*	*
101mm - 200mm	*	*	*	*	*	*	*	*	*
201mm - 399mm	*	*	*	*	*	*	*	*	*
400mm - 600mm	*	*	*	*	*	*	*	*	*
Multiple Length		*	*		*	*		*	*

Attachment 5 To Agreement Ref: DPC6709

ROLLS-ROYCE / TIMET
Ingot : Rough Ground Condition

This is a NETT Price List Prices in $ / lb

	2007	2008	2009	2010	2011
SQ	*	*	*	*	*
DQ	*	*	*	*	*
Chip Requirement		*		*	*
Escalation	*	*	*	*	*

*If chip is not provided then every $1lb change in market price above $2lb will increase selling price by $0.38lb

Eg	Chip mkt cost $ /lb	*	*	*	*	*
	Base Ingot $ / lb	*	*	*	*	*
	Final Cost $ / lb	*	*	*	*	*

Example calculation for 2012 Ingot Price

IB	Ingot base effective Jan 1st 2012	*
C		*
CS	% of required chip * not received Nov 1st 2010 to Oct 31st 2011	*
IP	Ingot Price Effective Jan 1st 2012	*

Calculation	*